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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 30, 2002



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             0-24260                                11-3131700
             -------                                ----------
    (Commission File Number)           (I.R.S. Employer Identification No.)


                11100 MEAD ROAD, SUITE 300, BATON ROUGE, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  On April 30, 2002, the Board of Directors of Amedisys, Inc. (the "Company"), upon recommendation by the Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent auditors.

                  During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ended December 31, 2001 and through the date hereof.

                  The audit reports of Andersen on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                  The Company has provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 9, 2002, stating its agreement with such statements.

                  The Company expects to announce the appointment of a new independent auditor within the next seven (7) business days.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                           Exhibit
                              No.                   Description
                           -------                  -----------
                             16.1           Letter from Arthur Andersen LLP to the Securities and Exchange
                                            Commission dated May 9, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.


By:  /s/ Larry R. Graham
   ---------------------
Larry R. Graham
Principal Accounting and Financial Officer

DATE: May 13, 2002


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                               INDEX TO EXHIBITS

Exhibit
  No.                         Description
-------                       -----------
  16.1           Letter from Arthur Andersen LLP to the Securities and Exchange
                 Commission dated May 9, 2002.